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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01    Other Events
On August 22, 2017, Equity LifeStyle Properties, Inc. (referred to herein as “we”, “us” or “our”) announced that we have elected to redeem all of the outstanding shares of 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock (the “Series C Preferred Stock”) on September 25, 2017 (the “Redemption Date”). Our Series C Preferred Stock is represented by depositary shares (NYSE:ELSPrC; CUSIP No. 29472R405), each representing 1/100 of a share of the Series C Preferred Stock. There are 54,458 shares of Series C Preferred Stock outstanding (5,445,765 depositary shares) with an aggregate liquidation preference of $136.1 million.
The Depositary Agent holding the Series C Preferred Stock will receive from us cash in the amount of $2,500 per share, plus all accrued and unpaid dividends up to, but not including, the Redemption Date in an amount equal to $40.3125 per share of Series C Preferred Stock, for a total payment of $2,540.3125 per share of Series C Preferred Stock.
The holders of the depositary shares will receive from the Depositary Agent holding the Series C Preferred Stock cash in the amount of $25.00 per depositary share, plus all accrued and unpaid dividends up to, but not including, the Redemption Date in an amount equal to $0.403125 per depositary share, for a total payment of $25.403125 per depositary share.
A copy of the press release announcing the redemption of, and the notice of redemption for, all of the outstanding shares of the Series C Preferred Stock is hereby incorporated by reference and filed herewith as Exhibits 99.1 and 99.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Notice of Redemption to the Holders of the 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock and Depositary Shares of Equity Lifestyle Properties, Inc.

99.2	Equity LifeStyle Properties, Inc. press release dated August 22, 2017, “ELS Provides Notice of Redemption of Series C Preferred Stock and Depositary Shares”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By: /s/ Paul Seavey             /s
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: August 24, 2017